PEPCO HOLDINGS, INC.
EXECUTIVE INCENTIVE COMPENSATION PLAN
PARTICIPATION AGREEMENT FOR _____ PLAN YEAR
This Agreement is made by and between ________________________ (the "Participant") and Pepco Holdings, Inc. (the "Company").
The Parties agree to and acknowledge the following:
A.

The Participant has been designated as a Participant on the Pepco Holdings, Inc.'s Executive Incentive Compensation Plan for the _____ Plan Year, has received a copy of the Plan and is familiar with the terms and conditions of the Plan, all of which are hereby incorporated into this Agreement.

B.	1.	In the event that an incentive award becomes payable to the Participant for the _____ Plan Year, the Participant hereby irrevocable elects:
		a.	That ______ % of the award is paid in a lump sum upon determination of the award.
		b.	That ______ % of the award is deferred as set forth below.
C.	PAYMENT OF AMOUNT DEFERRED (This section should be completed only if the Participant has elected to defer all or part of the award.)
1.

Commencement of Payment. Any amount deferred under paragraph B.1.b. above shall be paid to the Participant (or, if applicable, to the Participant's Beneficiary) in the manner described in paragraph C.2., commencing at the time selected below (check one):

		a.	_____	On the date of commencement of benefits under the General Retirement Plan.
		b.	_____	On January 31 of the year following commencement of benefits under the General Retirement Plan.
		c.	_____	On the first day of the month following the Participant's separation from the Company's service.
________________________________________________________________________________________________
		d.	_____	On January 31 of the calendar year following the Participant's separation from the Company's service.
		e.	_____	On January 31 of the calendar year following the later of the Participant's attainment of age ___ or separation from the Company's service.
		f.	_____	On January 31 of ______. (Note: The designated year may not be earlier than _____.)
	2.	Manner of Payment. Benefits deferred under the Plan shall be paid to the Participant (or, if applicable, the Participant's Beneficiary) in the following manner (check one):
		a.	_____	In a lump sum.
		b.	_____	In annual installments over ______ (two through fifteen) years.
		c.	_____	In monthly installments over ______ (twenty-four through one-hundred and eighty) months.
D.	BENEFICARY

The Participant designates the following Beneficiary (or beneficiaries) to receive any benefits due under the Plan in the event of the Participant's death (specify full name, relationship and address):

Primary:
__________________________________________________________ __________________________________________________________ __________________________________________________________
Contingent:
__________________________________________________________ __________________________________________________________ __________________________________________________________
Signed this _____ day of _______________, _____.
By: ________________________________ Participant
PEPCO HOLDINGS, INC. By: _________________________
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